SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS AND SUMMARY PROSPECTUS
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Small Company Growth Fund (the “Fund”)

Effective June 1, 2020, the expense cap for Institutional Class of the Fund is being lowered as follows:

The Manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

May 29, 2020	EGIT050/P904SP